CHINA RECYCLING ENERGY CORPORATION

NUMBER | SHARES

中国循环能源公司

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

COMMON STOCK

CUSIP 168913309

SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

CHINA RECYCLING ENERGY CORPORATION

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation,as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date:

SECRETARY

CHINA RECYCLING ENERGY CORPORATION CORPORATE SEAL NEVADA

CHAIRMAN OF THE BOARD

Countersigned:
SECURITIES TRANSFER CORPORATION
P.O. Box 701629
Dallas, Tx. 75370

By:
TRANSFER AGENT - AUTHORIZED SIGNATURE

CHINA RECYCLING ENERGY CORPORATION

TRANSFER SUBJECT TO FEE SCHEDULE

A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian............................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..
(State)

Additional abbreviations may also be used though not in the above list.

For value received...*hereby sell, assign and transfer unto*

Please insert Social Security or other identifying number of assignee

....

....

Please print or typewrite name and address including postal zip code of assignee

....

....

....*Shares*

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint..

....

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated................., 20........

Signature:

X..

X..

Signature Guarantee:

X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17AD-15.
Signature(s) guaranteed by: